KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Mercedes-Benz Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
BNP Paribas Securities Corp.
SMBC Nikko Securities America, Inc.
(together, the “Specified Parties”)
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Re: Mercedes-Benz Auto Lease Trust 2017-A, Asset-Backed Notes (the “Notes”)
We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle leases which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, sport utility vehicles, and crossover automobiles.

•
The term “Data File” means an electronic data file, provided to us by the Company on February 20, 2017, containing certain information related to 61,205 Leases and their related attributes as of January 31, 2017 (the “Cutoff Date”).

•
The term “Sample Leases” means a sample of 100 Leases that we selected randomly from the Data File, as instructed by the Company. A listing of the Sample Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information for the Lease. We make no representation regarding the execution of the Lease Contract by the Lessee.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.
•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its operating Leases.
•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract and various screenshots contained within ALFA (which also contains information originated in the prior system,  LeMans) or ACE. The Company represented that the Lease File, maintained and furnished to us by the Company, was either the original Lease File, a copy of the original Lease File, or electronic records contained within ALFA or ACE.

The Company is responsible for the Data File.
At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we compared information contained in the Data File to information contained in the Lease File for the attributes listed below.
The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was compared.
Attributes	Lease File Documents
Lease Number	ALFA
Running Rate	ALFA and instructions provided by the Company described below
Adjusted Capitalized Cost	Lease Contract
Original Start Date	Lease Contract and instructions provided by the Company described below
Maturity Date	Lease Contract
Vehicle Value	ALFA and instructions provided by the Company described below
New/Used	Lease Contract and instructions provided by the Company described below
Original Term	Lease Contract
Current Remaining Term (Recomputed Remaining Term)	ALFA and instructions provided by the Company described below
Contract Residual	Lease Contract
State of Origination	ALFA and instructions provided by the Company described below

Attributes	Lease File Documents
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract and instructions provided by the Company described below
Vehicle Model Class	Lease Contract
Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
FICO Score	ACE
Payment Type	Lease Contract and instructions provided by the Company described below
Subvented Status	ALFA and instructions provided by the Company described below
Co-Lessee Present Indicator	ACE
Paid-Through Date	ALFA and instructions provided by the Company described below
Current Delinquency Status	ALFA

For purposes of comparing Running Rate, we were instructed by the Company to consider the interest rate on the “Miscellaneous” screen in ALFA as the Running Rate for Sample Leases that have values in the  “PCD_ACCT_NBR” field in the Data File (the “Account Numbers”) starting with 7. We were informed by the Company that such Sample Leases were originated in LeMans and subsequently migrated to ALFA. We were further instructed by the Company to consider the interest rate on the “Financial Summary” screen in ALFA to be the Running Rate for the remaining Sample Leases with Account Numbers starting with 5, which we were informed by the Company were Sample Leases originated in ALFA.
For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement, if the Sample Lease information in the Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers starting with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month, for the remaining Sample Leases with Account Numbers starting with 7. We were informed by the Company that ALFA and LeMans do not permit start dates to occur at the end of the month and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st, 2nd or 3rd, respectively, for Sample Leases originated in LeMans, and the 1st for Sample Leases originated in ALFA in the following month.
For purposes of comparing Vehicle Value, we were instructed by the Company to consider Vehicle MSRP on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases that have Account Numbers starting with 7. We were further instructed by the Company to consider MSRP, which reflects the Base MSRP, on the “Miscellaneous” screen in ALFA to be the Vehicle Value for the remaining Sample Leases with Account Numbers starting with 5.

For purposes of comparing New/Used, we were instructed by the Company to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were instructed by the Company that it is the Company’s policy to consider such leases as “New” for purposes of structuring the leases using new car residual values.
For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:
•
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date (i.e., February 1, 2017). We were informed by the Company that the result of the above calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

•
If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in the step above, as instructed by the Company, to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in the step above as the Current Remaining Term.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination.
For purposes of comparing Vehicle Make, if the Vehicle Make stated in the Data File did not agree to the Vehicle Make listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the Vehicle Make listed in the Lease Contract was “MB,” “MERCEDES-BENZ,” “MERCEDES-B,”  “MERCEDES,” “MERCEDES-BEN,” “MERCEDES LIGHTTRU,” “MER-BENZ,” “MERCEDES-,” “MERCEDES B,” “MERCEDES BENZ,” “MERCEDES L,” or “MERCEDES-BE.”
For purpose of comparing Payment Type, we were instructed by the Company that the payment frequency for each Sample Lease should be monthly as indicated by a value of “2” in the “PAYMENTTYPECODE” field in the Data File. We were instructed by the Company to consider the description of a Sample Lease as “Standard Lease” (as opposed to “Single Payment Lease”) in the respective Lease Contract as evidence for the monthly payment frequency.
For purpose of comparing Subvented Status, we were informed by the Company that the corresponding field in the Data File contained one of the following values:
•	“0” represents that the Sample Lease has no Rate Subsidy or Residual Subsidy.
•	“1” represents that the Sample Lease has a Rate Subsidy but not a Residual Subsidy.
•	“2” represents that the Sample lease has no Rate Subsidy but a Residual Subsidy.
•	“1,2” represents that the Sample Lease has both a Rate Subsidy and a Residual Subsidy.
We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy, if we indentified a “RVE Dollar Amount” in the “Subsidy” section on the “Miscellaneous” screen in ALFA.
For purpose of comparing Paid-Through Date, we were instructed by the Company to consider the Next Payment Date on the “Financial Summary” screen in ALFA to be the Paid-Through Date, except for Sample Leases that had a payment due date of February 1, 2017 per the Lease Agreement and the payment was made via ACH as indicated in the “Statement” screen in ALFA.  The Company informed us that ALFA applies payments due on the 1st of each month (e.g., February 1, 2017) that were made via ACH before capturing the prior month-end snapshots (e.g., January 31, 2017) and, as a result, the Next Payment Date for such leases would show the 1st of the next moth (e.g., March 1, 2017) instead of the 1st of the current month (e.g., February 1, 2017). As such, for Sample Leases of this nature, we were instructed by the Company to compare Paid-Through Date to February 1, 2017.
The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease File, except as noted in Exhibit B attached hereto.  There were no conclusions that resulted from our procedures.
We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information indicated in the Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reliability or accuracy of the Data File, the Lease Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
March 30, 2017

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	5849	35	39466	69	40262
2	13011	36	44076	70	22611
3	42565	37	32643	71	10942
4	4355	38	54497	72	17015
5	29344	39	4929	73	34927
6	15757	40	53864	74	56503
7	4863	41	23431	75	8138
8	23383	42	46049	76	33154
9	17630	43	19652	77	16734
10	7821	44	6175	78	48346
11	56336	45	48937	79	36816
12	40587	46	56271	80	17100
13	61076	47	29725	81	18467
14	34648	48	37517	82	8870
15	60677	49	24995	83	5591
16	2779	50	32134	84	51280
17	46309	51	11215	85	7329
18	8327	52	34938	86	43900
19	11061	53	22866	87	41880
20	40925	54	43353	88	50975
21	35639	55	21884	89	36705
22	60559	56	58787	90	44419
23	57605	57	21180	91	26755
24	10082	58	13996	92	5432
25	23855	59	54639	93	58633
26	35852	60	19156	94	43758
27	46055	61	54607	95	41365
28	6084	62	42867	96	20628
29	16503	63	37044	97	6434
30	48128	64	29780	98	14390
31	60150	65	43042	99	35279
32	16627	66	17758	100	44061
33	734	67	21263
34	6280	68	45235

(*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exceptions
Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File
3	42565	Adjusted Capitalized Cost	$38,446.64	$38,563.23